EXHIBIT 10.44

                                 AMERIPATH, INC.

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                 Amendment No. 1

         This Agreement, dated as of July 21, 2000 (this "Agreement"), is among AmeriPath, Inc., a Delaware corporation, its Subsidiaries set forth on the signature pages hereof and Fleet National Bank (f/k/a BankBoston, N.A.), as Agent for itself and the Required Lenders under the Credit Agreement (as defined below). The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Amended and Restated Credit Agreement dated as of December 16, 1999 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

                  2.1. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is amended to read in its entirety as follows:

                  "6.5.3. Consolidated Operating Cash Flow. On the last day of each fiscal quarter of the Borrower, Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters then ending shall equal or exceed the percentage specified in the table below of the sum of (i) Consolidated Total Debt Service for such period minus (ii) voluntary prepayments of the Loan:

                  Period Ending                                     Percentage

                  Initial Closing Date through
                  December 30, 2002                                   125%

                  December 31, 2002 through
                  December 30, 2003                                   130%

                  December 31, 2003 and thereafter                    145%

                  Notwithstanding the foregoing, in calculating Consolidated Operating Cash Flow for purposes of this Section 6.5.3, for periods ending June 30, 2000 through March 31, 2001, charges totaling $5,240,000 in connection with the impairment

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                  of assets and related charges for AmeriPath PCC, Inc. shall not be subtracted from Consolidated EBITDA."

                  2.2. Amendment to Section 6.9. Section 6.9 of the Credit Agreement is amended by inserting the following new Section 6.9.8 at the end of such Section 6.9:

                  "6.9.8. Minority equity Investment of up to $3,000,000 in Genomics Collaborative, Inc."

                  2.3. Amendment to Section 6.21.2(a). Section 6.21.2(a) of the Credit Agreement is amended to read in its entirety as follows:

                  "(a) Purchase Price Limitation. The Financing Debt component of the consideration for such acquisition shall not exceed the sum of 450% of the Pro Forma EBITDA of the Acquired Party for the most recently completed period of four consecutive fiscal quarters plus the cash and Cash Equivalents of the Acquired Party that are being purchased. In addition, a minimum of 10% of the Purchase Price shall be in the form of the Company's capital stock."

         3. Representation and Warranty. In order to induce the Agent to enter into this Agreement, each of the Borrower and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

         4. Payment of Agent's Legal Expenses. Upon or prior to the effectiveness of this Agreement, the Borrower agrees to pay the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

         5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                       AMERIPATH, INC.


                                       By  /s/ Robert P. Wynn
                                         ------------------------------------
                                            Name: Robert P. Wynn
                                            Title: Executive Vice President



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                                The Guarantors

                                AMERIPATH ALABAMA, INC.
                                SHOALS PATHOLOGY ASSOCIATES, INC.
                                AMERIPATH FLORIDA, INC.
                                LABORATORY PHYSICIANS, JACKSONVILLE, INC.
                                PASADENA PATHOLOGY EDWARD K MILLER, M.D., INC. SOUTH FLORIDA PATHOLOGY ASSOCIATES, INC.
                                HIALEAH PATHOLOGY ASSOCIATES, INC.
                                OCMULGEE MEDICAL PATHOLOGY ASSOCIATION, INC.
                                AMERIPATH INDIANA, INC.
                                AMERIPATH KENTUCKY, INC.
                                AMERIPATH MICHIGAN, INC.
                                AMERIPATH MISSISSIPPI, INC.
                                R.M.C. PATHOLOGY ASSOCIATES, INC.
                                AMERIPATH NEW YORK, INC.
                                AMERIPATH NORTH CAROLINA, INC.
                                AMERIPATH OHIO, INC.
                                AMERIPATH CINCINNATI, INC.
                                AMERIPATH CLEVELAND, INC.
                                AMERIPATH P.C.C., INC.
                                AMERIPATH YOUNGSTOWN, INC.
                                AMERIPATH YOUNGSTOWN LABS, INC.
                                A. BERNARD ACKERMAN, M.D. DERMATOPATHOLOGY, P.C. AMERIPATH PENNSYLVANIA, INC.
                                AMERIPATH PHILADELPHIA, INC.
                                AMERIPATH 5.01(a) CORPORATION
                                DFW 5.01(a) CORPORATION
                                AMERIPATH SAN ANTONIO 5.01(a) CORPORATION
                                AMERIPATH LUBBOCK 5.01(a) CORPORATION
                                AMERIPATH TEXAS, INC.
                                AMERIPATH SHERMAN, INC.
                                PATHOLOGY AFFILIATED SERVICES, INC.
                                PLAZA PATHOLOGY, INC.
                                AMERIPATH PAT, INC.
                                AMERIPATH WISCONSIN, INC.





                                By   /s/ Robert P. Wynn
                                  -----------------------------------------
                                    Name: Robert P. Wynn
                                    As an authorized officer of each of the
                                foregoing corporations


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                                    FLEET NATIONAL BANK,
                                       as Agent under the Credit Agreement


                                    By   /s/ Carol P. Castle
                                      ---------------------------------------
                                           Name: Carol P. Castle
                                           Title: Director



                                    FLEET NATIONAL BANK,
                                      as Lender under the Credit Agreement


                                    By    /s/ Carol P. Castle
                                      ---------------------------------------
                                           Name: Carol P. Castle
                                           Title: Director


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                                    The foregoing amendment is approved by the
                                    Required Lenders signing below:


                                    Bank of America, N.A.


                                    By   /s/ Alexander L. Rody
                                      ---------------------------------------
                                         Name: Alexander L. Rody
                                         Title: Senior Vice President


                                    Bank One, NA


                                    By    /s/ Jason D. White
                                      ---------------------------------------
                                         Name: Jason D. White
                                         Title: Director


                                    First Union National Bank


                                    By    /s/ Ann M. Dodd
                                      ---------------------------------------
                                         Name: Ann M. Dodd
                                         Title: Senior Vice President


                                    Citizens Bank of Massachusetts (as successor to USTrust)


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:

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                                    Bank Austria Creditanstalt
                                    Corporate Finance, Inc.


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:


                                    SunTrust Bank, Central Florida, National
                                    Association


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:


                                    U.S. Bank National Association


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:


                                    AmSouth Bank


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title:


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                                    Imperial Bank


                                    By     /s/ Paula J. Barysauskas
                                      ---------------------------------------
                                         Name: Paula J. Barysauskas
                                         Title: First Vice President


                                    BankAtlantic


                                    By
                                      ---------------------------------------
                                         Name:
                                         Title: